Investor Presentation

March 2009

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Safe Harbor Statement

This presentation contains forward-looking statements within the meaning of the safe-
harbor provisions of the Private Securities Litigation Reform Act of 1995. Such statements involve known and unknown risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such statements, including changes from anticipated levels of sales, future national or regional economic and competitive conditions, changes in relationships with customers, access to capital, difficulties in developing and marketing new products, marketing existing products, customer acceptance of existing and new products, and other factors.
Accordingly, although the Company believes that the expectations reflected in such forward-looking statements are reasonable, there can be no assurance that such expectations will prove to be correct. The Company has no obligation to update the forward-looking information contained in this presentation.

Disclosure Statement

This presentation and the information herein contained are confidential. By your attendance at this presentation (if you attended in person) or your receipt of a copy of this presentation, you agree to hold in strict confidence the existence and contents of this presentation, including without limitation the potential offering. This presentation is being made solely to a limited number of institutional and other sophisticated investors who meet the definition of “accredited investor” under the U.S. Federal Securities laws. The offering described herein is being made on a private basis and all investors will be required to confirm their status as an “accredited investor” and agree  not to resell any securities they purchase except pursuant to an effective registration statement to be filled with the Securities and Exchange Commission.

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

健康无限 财富无限
Health unlimited unlimited wealth

Company Snapshot

Symbol

OTCBB: YGYB

Price (3/23/09)

$1.50

Basic Shares Outstanding

26.7 mm

Market Cap (3/23/09)

$40.1 mm

Total Debt (3/23/09)

$0.4 mm

Revenue (FY08 Dec)

$48.1 mm

Net Income (FY08 Dec)

$11.2 mm

EPS (Basic)

$0.66

EPS (Fully Diluted)

$0.64

# of Employees

153

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Investment Highlights

Yongye is engaged in the sale of fulvic acid-based plant and animal nutrients in the
People’s Republic of China

Plant nutrients products developed with Yongye patented research

Fulvic acid-based nutrients yield better results when complementing traditional fertilizer products

Greater economies to be achieved by bringing manufacturing in-house

Growing market penetration with franchised stores (not owned)

Strong management team led by Mr. Wu Zishen, a leader in the PRC agriculture sector

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

2001

Products

conceptualized

2003

Inner Mongolia

Yongye Biotech

Intl established

2004

Inner Mongolia

Yongye factory

opened

2005

First product

sale

2006

$3 mm in

revenue

2007

$13 mm in revenue

Filed patents

2008

U.S. Listing

$19.4 mm PIPE

$48 mm in revenue

Patent product research and acquired market intelligence has positioned
YGYB for accelerated growth

Corporate History

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

健康无限 财富无限
Health unlimited unlimited wealth

Listco registered in NV, USA

Headquarters in Beijing

Contracted production facility in Hohhot, Inner
Mongolia

CJV established to distribute and sell products

* CJV established January 4, 2008

Corporate Structure

Yongye Biotechnology
International, Inc. (Nevada)

Fullmax Pacific Ltd. (BVI)

Asia Standard Oil Ltd. (HK)

Yongye Nonfeng
Biotechnology Company, Ltd.
(Cooperative Joint Venture –
PRC)

Inner Mongolia Yongye
Biotechnology Co., Ltd.

100%

100%

99.4%

0.6%

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Growing Domestic Market for
Plant Nutrients

Growing scarcity of arable land in PRC

20 percent of the world’s population; 7 percent of the world’s arable land*

Situation worsening as more land used for industrial production

Every fertile hectare must support 10.3 people (vs. 5.1 in Europe; 1.6 in the US)*

Rapid urbanization

Food production and distribution is increasingly focused on supplying cities

Food security, quantity and quality, is a government priority

Over-dependence on fertilizer

Farmers spend 20% of annual income on fertilizer**

Fertilizers applied at 200% levels in an attempt to “double” overall yield**

* Source: FAO; ** USDA studies

Widely accepted need to increase food production efficiency

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

YGYB Plant Nutrients:
Complimentary to Fertilizer

Biotechnology

(Targets the Seed)

YGYB Plant Nutrients

(Targets the Plant)

Fertilizer

(Targets the Soil)

Best via Foliar (direct) application

Immediate effect on plant (< 8 hrs)

Corrects micronutrient deficiencies

Increases Uptake of Soil Nutrients

Adds own Macro & Micro Nutrients

Crossbreeding, hybridization and
genetic modification techniques

Limited by soil condition

Limited by farming practices

Slow uptake of nutrients – over days

Over-use damages the soil

Poor soil condition weakens plants ability to
uptake nutrients by 20% - 30%

Organic fertilizer has slow uptake (time released)

永业 YONGYE

植物生命素

生命素
多种农作物

-

-

-

-

-

-

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Our Flagship Product:
Shengmingsu for Plants

Nutrient-rich liquid made up of a highly
concentrated fulvic acid base

Supplements the absorption of fertilizer and soil
minerals

Enhances plant’s natural resistance against disease
and pests

Increases water and nutrient holding capacity,
especially in adverse soil and weather conditions

Produces reliable, predictable quality and
quantity results

Improved appearance, nutritional value

永业 YONGYE

-
-
-
-
-

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Measurable Improvements for
Farmers

* Source: Yongye internal studies; broadly supported by academic research

Carrots

Increased yield up to 25%*

Celery

Increased yield up to 25%*

Cucumbers

Increased yield up to 22%, earlier to market by 11 days*

Grapes

Increased weight of 18%, increased sugar content of 37%*

Potatoes

Increased yield up to 17.3%, blooms 7-10 days earlier*

Watermelon

Increased yield up to 17%, increased sugar content 1-2%*

Increased yields

Shorter harvest times

Extended life-cycles
(stronger & larger leaves/roots)

Enhanced crop taste, nutrition and
appearance

Superior financial return for
farmers

PLANT RESIDUES
ANIMAL RESIDUES
ORGANIC MATTER
HUMUS
completely decomposed organic matter
NONHUMIC MATTER
HUMIC ACIDS
soluble
HUMIN
insoluble
FULVIC ACID
HUMIC ACID
Yong Ye Products

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Fulvic Acid: The Key Nutrient

Fulvic Acid: complex, acidic, biochemical polymer

Produced naturally by the decomposition of plant
and animal material

Extracted from humic acid, which is available in
Leonardite coal

China has 12% of the world’s Leonardite coal
reserves

Increases natural strength and ability of cells to
fight off sickness and disease

Used in many high-end pharmaceutical, cosmetic,
agricultural and food products

Yongye has patents that cover the mixture of the
base formulas for the plant and animal nutrient
products

永业
YONGYE

健康无限 财富无限
Health unlimited unlimited wealth
YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

A Boost to the Fertilizer Industry

Fertilizers with Fulvic Acid
164 Products

Combination of
nitrogen,
phosphorus
and potassium

16 Products

Combination of
mineral ions

1 Product

5

Products

1 product

with most

minerals:

Yongye

PRC uses 50 million tons of
traditional nitrogen fertilizer

Roughly $50bn in 2008

(1/3 of global production)

Over-use leads to
decline in
effectiveness

Soil replenishment

Yongye’s fulvic acid plant nutrient products have the most complete combination of nutritional elements available in the market

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
Health unlimited unlimited wealth

Advanced Scalable Production

YGYB proprietary extraction process of fulvic acid
from humic acid

Produces high quality fulvic acid

Smallest possible molecular weight

Higher possible bio-activity coefficients

Final process stabilizes the extract and mixes it with
micro-nutrients (patented)

10,000TPA contracted industrial scale facility in Inner
Mongolia

Will complete acquisition by Sept 2009 as part of
restructuring process

Process approved and certified

PRC Ministry of Agriculture, National Scientific Institute
and ISO 9001:2000

YGYB’s proprietary extraction process
makes the difference

永业
YONGYE

生命素
动物
奶牛专用

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Shengmingsu for Animals

Fulvic acid for animals

Maximizes digestion for better health

Provides natural antibiotic to prevent disease

Products

Nutrients mixed into animal feed

Tested and approved for rollout

Sold in Inner Mongolia, Hebei and Shandong

Reduced seasonality going forward

Cows

Increased milk production and quality

Reduces mastitis in dairy cows

For every 1RMB spent on Yongye Products, the farmer
receives 10RMB return from increased market sales*

* Source: Yongye internal research

永业 YONGYE

-

-

Heilongjiang
Jilin
Liaoning
BEIJING
Xinjiang
Gansu
Inner Mongolia
Hebei
Ningxia
Qinghai
Shanxi
Shandong
Jiangsu
Shaanxi
Henan
Tibet
Shanghai
Sichuan
Hubei
Anhui
Zhejiang
Chongqing
Jiangxi
Hunan
Guizhou
Fujian
Yunnan
Guangxi
Taiwan
Guangdong
Hong Kong
Macao
Hainan

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

National Market Coverage

Top 4
Provinces

Hebei, Xinjiang, Inner
Mongolia and Gansu

New trial
markets

Yunnan, Hainan, Liaoning,
Jilin and Heilongjiang

New trial provinces in the agriculture rich North-East region will provide greater distribution balance

Brand recognition based on
over 5 years of field testing,
certification, demonstration,
promotion and sales success

Demonstrations, trials
and educational programs
to create brand awareness
and sales follow

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Distribution Channels

SELLER

DISTRIBUTORS

END USERS (RETAIL)

YGYB

5 Primary

distributors for 4
largest provinces

(25 in total)

Smaller

(Intra-Provincial,
County)

70%

Yongye Branded Stores
(independently operated)

30%

Larger users

(military farms; SOE farms)

We work with a network of large exclusive distributors who leverage their own channels to reach end-users

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Primary Distributors:

Relationship Framework

Exclusive Arrangement with YGYB: 3 year contract

Price: Fixed price for 3 years

Volumes: Declared at the end of the prior season

Orders: 1 month in advance

Payment Terms: New Distributors (100% down-payment); L-T Customers (3 months in advance)

Distributor Responsibilities:

Reach out to new end-users; Develop relationships with local government

Encourage development of branded stores (education)

Collaborative relationships with distributors achieves the
best sales results

永业
YONGYE

永业农丰科技服务站
永业集团咨询热线：400-817-0088
服务站电话：13848139909 4678774
授权
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摇钱树

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Branded Store Network
(Independently Owned)

1,125 branded private owned stores
(Dec 08)

YGYB’s involvement

Centralized marketing support

Technical info with computers, CD-
ROMs and TV ads

Store proprietors responsible for
inventory, collection and sales

The Yongye brand has achieved market recognition through 5 years of testing, certification, promotion and sales success

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Competitive Landscape

Company/Product

Inner
Mongolia

Gansu

Hebei

Hubei

Xinjiang

Others

Changsha Gaosheng

x

China Agritech (CAGC.OTC)

Humic Acid Compound Fertilizer

$39.3m & $8.5m FY08 Rev & Net Inc

x

x

x

x

China Green Agritech (CGA.AMEX)

Humic Acid Liquid Fertilizer;

$22.6m & $9.5m FY08 Rev/Net Inc

x

x

Henan Luo Xiao Wang (private)

Regional Fulvic Acid/Humic Acid

Scale comparable to YGYB

x

x

x

Qing Niu Hei Ye Fei (private)

Humic Acid based organic fertilizer

x

Qiqihar Fuer (private)

Humic Acid based fertilizer

x

Shan'xi Weinan Hongxing (private)

Aminol Acid Fertilizer

x

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Our Business Model

Additional Capital: Translation into Additional Earnings

Working Capital Deployed

$1.00

Sale Price of Finished Goods

$2.07

Gross Margin

$1.07

Blended Plant & Animal

Incremental SG&A

$0.05

Taxes

$0.03

Also based on revenues
(Special Development Zone
Rate); Expires Dec 2009

Minority Interest

$0.01

RATIO OF ADDITIONAL INCOME TO
ADDITIONAL EQUITY CAPITAL
DEPLOYED AS WORKING CAPITAL

$0.99 per dollar

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
Health unlimited unlimited wealth

Growth Strategy

Improve Asset Base:

Bring manufacturing assets (10,000 TPA) on to Balance Sheet

Continue to deploy electronic & print media campaign

Infomercials on local channels targeting farmers

Develop tailored product

Targeting specific crops and develop customized and enhanced plant products targeting specific crops with the intent to increase yields and market position

Increasing line of animal product offerings

Market is still in its infancy so potentially a very large market

Will help reduce seasonality

Penetrate new markets

Enter into unexplored provinces

Distributors’ orders indicate that our existing 10,000 TPA facility may reach full capacity by the end of 2009. Further construction will be planned ahead for 1-2Q 2010

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Total PRC Plant Nutrient Market

China Market

The overall fertilizer market is estimated to be a $50B industry in China – estimated to grow about 30% a year from 2005 to 2009

China has about 1.81B Mu of arable land – all cash and row crops benefit from the use of Yongye’s “Shengmingsu”

China purchased 63% more agricultural materials in 2007 than 2006 - the market is growing rapidly

Yongye’s Market: Ten Provinces

Yongye grew about 265% in 2008

Our product is applied to about 2% of all arable land and we have about 37% market share

Plant nutrient products are applied to about 6% of all arable land

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Experienced Management Team

Wu Zishen, Chairman and CEO

Managed approximately $1.4 billion of investments in state planed economy

Director and Chairman of several large SOE conglomerates

Zhao Qiang, VP Sales and Marketing, Director

Led marketing for several large companies and awarded top 10 in marketing in
China, written up in EMBA case at Fudan University

Sam Yu, CFO

Over 10 years experience in finance and general management for public and private companies in China & the US

MBA from Stanford Business School

Larry Gilmore, VP Corporate Strategy

Consulted Fortune 500 companies such as Deloitte & Touché, Alcatel, Nokia

Private Equity experience in PRC

永业
YONGYE

健康无限 财富无限
Health unlimited unlimited wealth
YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.

Financial Performance

USD mm

FY 2007A

(Dec)

FY 2008A

(Dec)

FY 2009E

(Dec)

Revenue

$13.1

$48.1

$66.0

Gross Profit

5.9

24.9

Gross Profit Margin

44.6%

51.8%

EBITDA

5.14

13.8

Net Income

$4.4

$11.2

$15.8

Net Income Margin

33.2%

23.3%

23.9%

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Balance Sheet

USD mm

FY 2007A

(Dec)

FY 2008A

(Dec)

Cash

$0.4

$4.5

Inventory

9.9

20.7

Receivables

1.6

2.7

Total Assets

23.1

34.5

Financial Debt (S-T)

0.0

0.4

Equity

23.1

34.5

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Use of Proceeds

Proceeds will be used to fund the additional working capital requirement

Funding gap is projected due to increased volumes during the busy quarters (Q2 and Q3)

Majority of these orders are already secured

Orders for Q2 and Q3 must be made now

Down-payments expected given suppliers need to pay for Humic Acid

Assume most of our large L-T distributors will get 3 month receivable terms

Company should achieve the make-good results based on orders already in hand

Cash shortfall will significantly reverse towards end of the year

永业 YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Listing on NASDAQ

N

Corporate governance

N

Shareholders (round lot holders)

N

Bid price

Y

Market makers

Y

Y

Y

Y

Y

Requirement Status

NASDAQ Capital Market Initial Listing Requirements

Stockholders’ equity

Market value of publicly held shares

Operating history

Net income from continuing operations

(in the latest fiscal year or in two of the last three fiscal years)

Publicly held shares

永业
YONGYE

YONGYE BIOTECHNOLOGY INTERNATIONAL, INC.
健康无限 财富无限
Health unlimited unlimited wealth

Investment  Highlights

Plant nutrients products developed with Yongye patented research

Fulvic acid-based nutrients yield better results when complementing traditional fertilizer products

Greater economies to be achieved by bringing manufacturing in-house

Growing market penetration with franchised stores (not owned)

Funds raised will help YGYB realize the significant orders already secured

Strong management team led by Mr. Wu Zishen, a leader in the PRC agriculture sector

Contacts

Yong Ye Biotechnology Co.

Suite 608, Xueyuan International Tower

No. 1 Zhichun Road

Haidian District, Beijing, China

Phone: 86.10.8231.8626

Fax: 86.10.8231.1797

Loeb & Loeb LLP

Company Counsel

345 Park Avenue

New York, NY 10154

Phone: 212.407.4000

Fax: 212.407.4990

MSPC

Certified Public Accountants

and Advisors, P.C.

Independent Auditors

546 Fifth Avenue

New York NY 10036-5000

Phone: 212 682 1234 ext. 3586

Fax: 212 687 8846

CCG Investor Relations

Mr. Crocker Coulson, President

Phone: 646.213.1915

E-mail: crocker.coulson@ccgir.com

http://www.ccgir.com/